Exhibit 99.906.CERT
                                                             -------------------



          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
           PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Jean Bernhard Buttner, Chairman and President of the Value Line Tax US Government Securities Fund,Inc. (the "Registrant"), certify that:

1. The periodic report on Form N-CSR of the Registrant for the period ended 8/31/04 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: October 26, 2004
     -----------------


                               By: /s/ Jean Bernhard Buttner
                                  ----------------------------------------------
                                   Jean Bernhard Buttner
                                   Chairman and President
                                   Value Line US Government Securities Fund,Inc.


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                                                             Exhibit 99.906.CERT
                                                             -------------------



          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
           PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, David T. Henigson, Vice President and Secretary/Treasurer of the Value Line US Government Securities Fund,Inc. (the "Registrant"), certify that:

1. The periodic report on Form N-CSR of the Registrant for the period ended 8/31/04 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: October 26, 2004
     -----------------


                              By: /s/ David T. Henigson
                                 -----------------------------------------------
                                  David T. Henigson
                                  Vice President and Secretary/Treasurer
                                  Value Line  US Government Securities Fund,Inc.